UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2017

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center

1000 CONSOL Energy Drive

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 485-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

Preliminary Estimated Results for the Quarter Ended September 30, 2017.

As previously announced, CONSOL Energy Inc. (the “Company” or “CONSOL Energy”) plans to separate into two publicly-traded companies: a coal company and a natural gas exploration and production (E&P) company (the “spin-off”). In connection with the proposed spin-off, CONSOL Mining Corporation (“CONSOL Mining”), a subsidiary of the Company that will hold the coal business at the time of the spin-off, previously filed a Registration Statement on Form 10 with the United States Securities and Exchange Commission (the “SEC”), which has been amended and includes information about CONSOL Mining and the business and assets that it will own upon completion of the spin-off. The Registration Statement on Form 10 has not yet been declared effective by the SEC, and completion of the spin-off remains subject to various conditions, including approval by the Company’s board of directors.

As further described in Amendment No. 4 to the Registration Statement on Form 10 filed on October 16, 2017, it is anticipated that CONSOL Mining will enter into various financing arrangements in connection with the spin-off. As part of these financing efforts, CONSOL Energy intends to provide certain potential lenders and debt investors of CONSOL Mining with preliminary financial and operating results relating to the Pennsylvania Mining Complex for the third quarter of 2017 as described below, although the Company has not yet finalized its financial results for the third quarter ended September 30, 2017.

This Current Report on Form 8-K sets forth certain preliminary estimates of financial and operating results that the Company expects to report for the quarter ended September 30, 2017. The Company is currently in the process of finalizing its financial results for the quarter, and the preliminary estimated financial information presented below reflects various assumptions and estimates based only upon preliminary information available to the Company as of October 16, 2017. This information should not be viewed as a substitute for full interim financial statements prepared in accordance with accounting principles generally accepted in the United States. Our independent registered public accounting firm has not reviewed this preliminary estimated financial information or expressed any opinion or other form of assurance on the preliminary estimated results presented below. As a result, while this information is presented with ranges that the Company considers to be reasonable, it remains in all cases subject to change pending finalization. Items or events may be identified or occur after issuance of these preliminary results due to the completion of operational and financial closing procedures, final adjustments (including as it relates to income taxes) and other developments may arise that would require the Company to make material adjustments to the final third quarter financial information. Therefore, actual results may differ materially from the current expectations expressed in this filing.

The preliminary estimated results for the quarter ended September 30, 2017 are as follows:

•	Net (Loss) Income Attributable to CONSOL Energy Shareholders. Net Loss Attributable to CONSOL Energy Shareholders, for the quarter ended September 30, 2017 of between $(36) million and $(14) million. Net Income Attributable to CONSOL Energy Shareholders, for the quarter ended September 30, 2016 was $25 million.

•	Total revenues. Total revenues for the quarter ended September 30, 2017 of between $650 million and $700 million. Total revenues for the quarter ended September 30, 2016 were $746 million.

•	E&P Division Production Volumes. E&P Division Production Volumes for the quarter ended September 30, 2017 of between 99.0 Bcfe and 103.0 Bcfe. E&P Division Production Volumes for the quarter ended September 30, 2016 were 96.4 Bcfe.

•	Total E&P Division Production Costs. Total E&P Division Production Costs for the quarter ended September 30, 2017 of between $2.21 per Mcfe and $2.30 per Mcfe. Total E&P Division Production Costs for the quarter ended September 30, 2016 were $2.36 per Mcfe.

•	E&P Division Capital Expenditures. E&P Division Capital Expenditures for the quarter ended September 30, 2017 of between $140 million and $160 million. E&P Division Capital Expenditures for the quarter ended September 30, 2016 were $49 million.

•	Pennsylvania (PA) Mining Operations Division Sales Tons. PA Mining Operations Division Sales Tons for the quarter ended September 30, 2017 of between 6.0 million Tons and 6.6 million Tons. PA Mining Operations Division Sales Tons for the quarter ended September 30, 2016 were 6.0 million Tons.

•	Average Cost of Coal Sold Per Ton. Average Cost of Coal Sold Per Ton for the quarter ended September 30, 2017 of between $37.10 per ton and $37.50 per ton. Average Cost of Coal Sold Per Ton for the quarter ended September 30, 2016 was $35.79 per ton.

•	Pennsylvania (PA) Mining Operations Division Capital Expenditures. PA Mining Operations Division Capital Expenditures for the quarter ended September 30, 2017 of between $24 million and $30 million. PA Mining Operations Division Capital Expenditures for the quarter ended September 30, 2016 were $12 million.

•	Asset Sales. Total asset sales for the quarter ended September 30, 2017 of between $75 million and $92 million. Total asset sales for the quarter ended September 30, 2016 were $21 million. The company continues to pursue the sale of various non-core assets, including its Virginia coalbed methane project area and scattered Marcellus and Utica acres. The company believes that it could enter into agreements for some of these additional asset sale transactions in the fourth quarter; however, no assurance can be given as to whether or when such transactions will occur.

•	EBITDA*. EBITDA for the quarter ended September 30, 2017 of between $161 million and $219 million. See the reconciliation table below for additional information regarding EBITDA by segment.

•	Adjusted EBITDA*. Adjusted EBITDA for the quarter ended September 30, 2017 of between $134 million and $201 million. See the reconciliation table below for additional information regarding Adjusted EBITDA by segment.

*EBITDA and Adjusted EBITDA are “non-GAAP financial measures,” that is, financial measures that either exclude or include amounts that are not excluded or included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States (“GAAP”). See “Non-GAAP Financial measures” below for an explanation of these measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Earnings Release Information

CONSOL Energy will issue its third quarter earnings release at 6:45 a.m. Eastern Time on Tuesday, October 31, 2017. This will be followed by a conference call at 10:00 a.m. Eastern Time. A live webcast of the earnings call will be available on the “Investor Relations” page of the Company’s website, www.consolenergy.com. Also, earnings call slides will be available at 6:45 a.m. Eastern Time on Tuesday, October 31, 2017, on the “Investor Relations” page of the Company’s website.

Non-GAAP Financial Measures

The information contained herein includes financial measures of the Company that are not calculated in accordance with GAAP. The Company’s management believes that these non-GAAP financial measures provide meaningful supplemental information that enhances management’s, investors’ and prospective lenders’ ability to evaluate the Company’s operating results and ability to repay its obligations.

These non-GAAP financial measures are not intended to be used in isolation and should not be considered a substitute for any other performance measure determined in accordance with GAAP. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool, including that other companies may calculate similar non-GAAP financial measures differently than as defined in the attached materials, limiting their usefulness as a comparative tool. The Company compensates for these limitations by providing specific information regarding the GAAP amounts excluded from the non-GAAP financial measures. The Company further compensates for the limitations of its use of non-GAAP financial measures by presenting comparable GAAP measures. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures contained herein.

EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDA is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes and depreciation, depletion and amortization. Adjusted EBITDA is defined as EBITDA after adjusting for the discrete items listed below. Although EBIT, EBITDA and Adjusted EBITDA are not measures of performance calculated in accordance with GAAP, management believes that they are useful to an investor in evaluating CONSOL Energy because they are widely used to evaluate a company’s operating performance. The Company excludes stock-based compensation from Adjusted EBITDA because it does not believe it accurately reflects the actual operating expense incurred during the relevant period and may vary widely from period to period irrespective of operating results. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with generally accepted accounting principles. In addition, because all companies do not calculate EBIT, EBITDA or Adjusted EBITDA uniformly, the presentation here may not be comparable to similarly titled measures of other companies.

Reconciliation of EBIT, EBITDA and Adjusted EBITDA to financial net income attributable to CONSOL Energy Shareholders is as follows:

	Three Months Ended September 30, 2017
Dollars in millions	E&P Division		PA Mining Operations Division		Other		Total Company
	LOW	HIGH	LOW	HIGH	LOW	HIGH	LOW	HIGH
Net Income (Loss)	$20	$28	$17	$25	$(73)	$(67)	$(36)	$(14)

Add: Interest Expense	—	1	2	3	34	42	36	46
Less: Interest Income	—	—	—	—	(3)	—	(3)	—
Add: Income Taxes	—	—	—	—	24	30	24	30

Earnings Before Interest & Taxes (EBIT)	20	29	19	28	(18)	5	21	62

Add: Depreciation, Depletion & Amortization	99	106	39	43	2	8	140	157

Earnings Before Interest, Taxes and DD&A (EBITDA) from Continuing Operations	$119	$135	$58	$71	$(16)	$13	$161	$219

Total Pre-tax Adjustments	(11)	(5)	—	4	(11)	(7)	(22)	(8)

Adjusted EBITDA	$108	$130	$58	$75	$(27)	$6	$139	$211

Less: Adjusted EBITDA Attributable to Noncontrolling Interest	—		5	10	—	—	5	10

Adjusted EBITDA Attributable to CONSOL ENERGY Shareholders	$108	$130	$53	$65	$(27)	$6	$134	$201

Forward-Looking Statements

The Company is including the following cautionary statement in this Current Report on Form 8-K to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statements made by, or on behalf, of us. With the exception of historical matters, the matters discussed in this Current Report on Form 8-K are forward-looking statements (as defined in Section 21E of the Securities Exchange Act of 1934, as amended) that involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenues, income and capital spending. When we use the words “believe,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,” or their negatives, or other similar expressions, the statements which include those words are usually forward-looking statements. When we describe strategy that involves risks or uncertainties, we are making forward-looking statements. The forward-looking statements in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K; we disclaim any obligation to update these statements unless required by securities law, and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks, contingencies and uncertainties relate to, among other matters, the factors discussed in the Company’s 2016 Form 10-K under “Risk Factors,” as updated by any subsequent Quarterly Reports on Form 10-Q of the Company, and CONSOL Mining Corporation’s Registration Statement on Form 10, as amended, all of which are on file at the Securities and Exchange Commission.

Item 7.01	Regulation FD Disclosure.

As further described in the Amendment No. 4 to the Registration Statement on Form 10 filed on October 16, 2017, it is anticipated that CONSOL Mining will enter into various financing arrangements in connection with the spin-off. The Company is hereby furnishing the information attached as Exhibit 99.1, a copy of the relevant portions of the lender presentation being distributed to potential lenders and debt investors in connection with certain of the proposed CONSOL Mining financing arrangements. In addition, the Company intends to enter into an amendment to its revolving credit facility in order to facilitate the spin-off of CONSOL Mining.

The information in this Current Report and the exhibit hereto are being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report and the exhibit hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Relevant portions of the CONSOL Mining Corporation Lender Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:	/s/ Stephen W. Johnson
Name:	Stephen W. Johnson
Title:	Executive Vice President and Chief Administrative Officer

Dated: October 16, 2017